SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                November 4, 1999




                                  Mattel, Inc.
             (Exact name of registrant as specified in its charter)




  Delaware                     001-05647                     95-1567322
(State or other              (Commission File               (IRS Employer
jurisdiction of                 Number)                    Identification No.)
incorporation)




          333 Continental Boulevard, El Segundo, California 90245-5012
          (Address of principal executive offices)           (Zip Code)




        Registrant's telephone number, including area code: (310) 252-2000




                                       N/A
                                  (Former Name)


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Item 5. Other Events.


Amendments to the Rights Plan

          On November 4, 1999 the Board of Directors (the "Board") of Mattel, Inc., a Delaware corporation (the "Company"), approved an amendment (the "Amendment") to the Rights Agreement, dated as of February 7,1992, as amended as of May 13, 1999 (the "Rights Agreement"), by and between the Company and BankBoston N.A., a national banking association, formerly, The First National Bank of Boston.

          The Amendment reduces the threshold beneficial ownership level of common stock, including any common stock issuable upon an exchange of exchangeable shares of Softkey Software Products Inc., the Company's Canadian subsidiary (the "Exchangeable Shares"), that triggers the distribution and exercisablility of the rights issued pursuant to the Rights Agreement (the "Rights") from 20% to 15%. As amended , if a person or group of affiliated or associated persons becomes the beneficial owner of 15% or more of the outstanding common stock of the Company, such person or group of affiliated or associated persons becomes an "Acquiring Person."

          The Amendment also provides for a technical correction of the Rights Agreement to ensure that the Exchangeable Shares shall be taken into account in determining when a person or group of affiliated or associated persons becomes an Acquiring Person and to ensure that the holder of the Company's Special Voting Preferred Share (which provides voting rights for holders of the Exchangeable Shares) is excluded from the definition of Acquiring Person by virtue of its holding of the Special Voting Preferred Share.

Amendment of By-Laws

          On November 4, 1999, the Board also approved an amendment to its by-laws (the "By-Law Amendment"). The Company's existing advance notice by-laws require that notice of stockholder proposals (including nominations for election to the Board) be received (i) at least 90 days (but in no event more than 120 days) in advance of the annual meeting, or (ii) within 10 days of public announcement of the meeting if less than 40 days'


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notice of the meeting is given to stockholders. The By-Law Amendment requires notice of stockholder proposals at the annual meeting (including nominations for election to the Board) to be received at least 90 days (but in no event more than 120 days) in advance of the anniversary of the prior year's annual meeting. The By-Law Amendment provides that if the date of the annual meeting is more than 30 days before or 60 days after the anniversary date, notice of stockholder proposals would be required to be received at least 90 days (but in no event more than 120 days) in advance of the annual meeting, or within 10 days of public announcement of the meeting. The By-Law Amendment also provides a notice period for stockholder nominations of directors at special meetings (not earlier than the 120th day prior to the meeting date and not later than the later of the 90th day prior to the meeting date or the 10th day following public announcement of the meeting date) if persons are to be nominated for election to the Board at a special meeting of stockholders.

          The By-Law Amendment also provides, with respect to action by written consent, for the appointment by the Company of nationally recognized independent inspectors of written consents, delaying the effectiveness of any action purported to be taken by written consent until certification by the independent inspectors that the consents received represent the minimum number required to take the corporate action and limiting the period for which any specific written consent may be effective to 60 days.

          The By-Law Amendment also provides for the following with respect to indemnification: (1) providing specific procedures with respect to the making and approval of indemnification claims; (2) shortening the waiting period for bringing suits for unpaid indemnification claims from 90 days to 30 days; (3) prohibiting the Company from disclaiming a prior approval of an indemnification claim or arguing that the by-laws with respect to indemnification are invalid in any future proceeding; (4) replacing the automatic indemnification of employees and agents with a provision empowering the Company to extend such indemnification to employees and agents and (5) providing that in the event any provision of the by-laws with respect to indemnification are found to be invalid, all other provisions shall remain valid.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) Financial statements of business acquired.

                   Not applicable.

          (b) Pro forma financial information. Not applicable.

          (c) Exhibits. The following exhibits are filed with this Report:



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            Exhibit     Description
            No.

            3.1 By-Laws of the Company, as amended prior to November 4, 1999 (Incorporated by reference to Exhibit 4.3 to the Company's Registration Statement on Form S-3 dated September 26, 1997)
            3.2 Amendment to By-Laws of the Company, dated as of November 4, 1999 (Filed herewith)
            4.1 Rights Agreement, dated as of February 7, 1992 between Mattel, Inc. and The First National Bank of Boston, as Rights Agent, which includes the form of Certificate of Designation, Preferences and Rights setting forth the terms of the Series E Junior Participating Preference Stock, par value $.01 per share, as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preference Shares as Exhibit C. (Incorporated by reference to the Company's Registration Statement on Form 8-A filed on February 13, 1992).
            4.2 Amendment No. 1 to Rights Agreement dated as of May 13, 1999, between Mattel, Inc. and BankBoston, N.A. (formerly, The First National Bank of Boston), as Rights Agent, which includes the amended and restated Summary of Rights to Purchase Preference Shares as Exhibit C. (Incorporated by reference to the Company's Registration Statement on Form 8-A/A, filed on May 13, 1999)
            4.3 Amendment No. 2 to Rights Agreement dated as of November 4, 1999, between Mattel, Inc. and BankBoston, N.A. (formerly, The First National Bank of Boston), as Rights Agent, which includes the amended and restated Summary of Rights to Purchase Preference Shares as Exhibit C. (Incorporated by reference to the Company's Registration Statement on Form 8-A/A filed on November 12, 1999)




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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.


                                       MATTEL, INC.
                                             (Registrant)


                                       By: /s/  Robert Normile
                                          -----------------------------------
                                          Robert Normile
                                          Senior Vice President, General Counsel
                                            and Secretary


Dated: November 12, 1999


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                                  MATTEL, INC.

                           Current Report on Form 8-K

                                  Exhibit Index

            Exhibit     Description
            No.

            3.1 By-Laws of the Company, as amended prior to November 4, 1999 (Incorporated by reference to Exhibit 4.3 to the Company's Registration Statement on Form S-3 dated September 26, 1997)
            3.2 Amendment to By-Laws of the Company, dated as of November 4, 1999 (Filed herewith)
            4.1 Rights Agreement, dated as of February 7, 1992 between Mattel, Inc. and The First National Bank of Boston, as Rights Agent, which includes the form of Certificate of Designation, Preferences and Rights setting forth the terms of the Series E Junior Participating Preference Stock, par value $.01 per share, as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preference Shares as Exhibit C. (Incorporated by reference to the Company's Registration Statement on Form 8-A filed on February 13, 1992).
            4.2 Amendment No. 1 to Rights Agreement dated as of May 13, 1999, between Mattel, Inc. and BankBoston, N.A. (formerly, The First National Bank of Boston), as Rights Agent, which includes the amended and restated Summary of Rights to Purchase Preference Shares as Exhibit C. (Incorporated by reference to the Company's Registration Statement on Form 8-A/A, filed on May 13, 1999)
            4.3 Amendment No. 2 to Rights Agreement dated as of November 4, 1999, between Mattel, Inc. and BankBoston, N.A. (formerly, The First National Bank of Boston), as Rights Agent, which includes the amended and restated Summary of Rights to Purchase Preference Shares as Exhibit C. (Incorporated by reference to the Company's Registration Statement on Form 8-A/A filed on November 12, 1999)


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